Supplement dated August 2, 1999
            to the current Statement of Additional Information
                          for the following Funds





 Aggressive Growth Fund
 Blue Chip Fund
 Corporate Bond Fund
 Decatur Equity Income Fund
 DelCap Fund
 Delaware Balanced Fund
 Delaware-Voyageur Minnesota High Yield Municipal Bond Fund
 Delaware-Voyageur Minnesota Insured Fund
 Delaware-Voyageur Tax-Free Arizona Fund
 Delaware-Voyageur Tax-Free Arizona Insured Fund
 Delaware-Voyageur Tax-Free California Fund
 Delaware-Voyageur Tax-Free California Insured Fund
 Delaware-Voyageur Tax-Free Colorado Fund
 Delaware-Voyageur Tax-Free Florida Fund
 Delaware-Voyageur Tax-Free Florida Insured Fund
 Delaware-Voyageur Tax-Free Iowa Fund
 Delaware-Voyageur Tax-Free Idaho Fund
 Delaware-Voyageur Tax-Free Kansas Fund
 Delaware-Voyageur Tax-Free Minnesota Fund
 Delaware-Voyageur Tax-Free Minnesota Intermediate Fund
 Delaware-Voyageur Tax-Free Missouri Insured Fund
 Delaware-Voyageur Tax-Free New Mexico Fund
 Delaware-Voyageur Tax-Free New York Fund
 Delaware-Voyageur Tax-Free North Dakota Fund
 Delaware-Voyageur Tax-Free Oregon Insured Fund
 Delaware-Voyageur Tax-Free Utah Fund
 Delaware-Voyageur Tax-Free Washington Insured Fund
 Delaware-Voyageur Tax-Free Wisconsin Fund
 Delaware-Voyageur US Government Securities Fund
 Delchester Fund Devon Fund
 Emerging Markets Fund
 Extended Duration Bond Fund
 Foundation Balanced Portfolio
 Foundation Growth Portfolio
 Foundation Income Portfolio
 Global Bond Fund
 Global Equity Fund
 Growth and Income Fund
 Growth Stock Fund

 High-Yield Opportunities Fund
 International Equity Fund
 Limited-Term Government Fund
 National High-Yield Municipal Bond Fund
 New Pacific Fund
 Overseas Equity Fund
 REIT Fund
 Small Cap Value Fund
 Social Awareness Fund
 Strategic Income Fund
 Trend Fund
 Tax-Efficient Equity Fund
 Tax-Free Insured Fund
 Tax-Free New Jersey Fund
 Tax-Free Ohio Fund
 Tax-Free USA Fund
 Tax-Free USA Intermediate Fund
 Tax-Free Pennsylvania Fund
 U.S. Government Fund
 U.S. Growth Fund


 The following replaces the section of the Statement of Additional Information entitled 12-Month Reinvestment
 Privilege:

     Holders of Class A Shares and Class B Shares of the Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Fund. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

     Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

     A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Fund the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a
 capital gain to the shareholder for tax purposes.   It is
 recommended that a tax adviser be consulted with respect to such transactions.

     Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

     Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Class A Limited
 CDSC  in connection with the features described above.

 The following revises or supplements the section of the Statement of Additional Information entitled Systematic
 Withdrawal Plans:

     The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions.

 The following supplements the Statement of Additional
 Information:

     The Limited CDSC for Class A Shares and CDSC for Class B and Class C Shares will be waived in connection with the following redemptions: distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.